                            SCHEDULE 14A INFORMATION
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                                (Amendment No. )

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant   |X|

Filed by a Party other than the Registrant   |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement      |_| Confidential, for Use of the
                                           Commission Only (as permitted by
                                           Rule 14a-6(e)(2))

|X|   Definitive Proxy Statement

|_|   Definitive Additional Materials

|_|   Soliciting Material under Rule 14a-12


                            HARRIS INTERACTIVE INC.
--------------------------------------------------------------------------------
                (Name of Registrant As Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|       No Fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          (1)  Title of each class of securities to which transaction applies:

          (2)  Aggregate number of securities to which transaction applies:

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          (4)  Proposed maximum aggregate value of transaction:

          (5)  Total fee paid:

|_|       Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount Previously Paid:

          (2)  Form, Schedule or Registration Statement No.:

          (3)  Filing Party:

          (4)  Date Filed:

                          [HARRIS INTERACTIVE (R) LOGO]

                               135 CORPORATE WOODS
                            ROCHESTER, NEW YORK 14623



October 15, 2002



Dear Stockholder:

   You are cordially invited to attend the 2002 Annual Meeting of Stockholders of Harris Interactive Inc., which will be held on Monday, November 18, 2002, at the Strong Museum, One Manhattan Square, Rochester, New York 14607 at 5:15 p.m. (local time).

   At the Annual Meeting you will be asked to elect three directors to our Board of Directors.

   On the following pages, you will find the formal Notice of Annual Meeting and our Proxy Statement. Included with our Proxy Statement is a copy of our Annual Report on Form 10-K for the fiscal year 2002. We encourage you to read the Proxy Statement as well as our Form 10-K. These documents will provide you with information about our management, operations, markets and services, as well as our audited financial statements.

   Whether or not you plan to attend the Annual Meeting, please complete, sign, date and return the accompanying proxy in the enclosed post-paid envelope to ensure that your shares of Harris Interactive common stock will be represented at the Annual Meeting

   We hope that many of you will be able to attend the Annual Meeting in person. We look forward to seeing you there.


                                   Sincerely,

                                   /s/ Gordon S. Black
                                   Gordon S. Black
                                   Chairman of the Board of Directors
                                   and Chief Executive Officer

                          [HARRIS INTERACTIVE (R) LOGO]


                             Harris Interactive Inc.
                               135 Corporate Woods
                            Rochester, New York 14623

     Notice of Annual Meeting of Stockholders to Be Held November 18, 2002


To Our Stockholders:

   You are cordially invited to attend the 2002 Annual Meeting of Stockholders of Harris Interactive Inc. ("Harris Interactive" or the "Company"), which will be held at the Strong Museum, One Manhattan Square, Rochester, New York, 14607, on November 18th, 2002 at 5:15 p.m., local time, for the following purposes:

   1. To elect three (3) Class III directors to the Board of Directors to hold office for a three-year term; and

   2. To act upon such other business as may properly come before the meeting or any adjournment thereof.

   A copy of Harris Interactive's Annual Report on Form 10-K is enclosed with this Notice of Annual Meeting and attached Proxy Statement. For ten days prior to the meeting, a complete list of the stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder of record for any purpose germane to the Annual Meeting during ordinary business hours at Harris Interactive's offices at 135 Corporate Woods, Rochester, New York 14623.


                                   By Order of the Board of Directors,

                                   /s/ Bruce A. Newman
                                   Bruce A. Newman
                                   Chief Financial Officer, Secretary, and
                                   Treasurer


October 15, 2002
Rochester, New York

IMPORTANT: Please fill in, date, sign and promptly mail the enclosed proxy card in the accompanying post-paid envelope to assure that your shares are represented at the Annual Meeting. If you attend the Annual Meeting, you may choose to vote in person even if you have previously sent in your proxy card.

         Stockholders Should Read the Entire Proxy Statement Carefully
                        Prior to Returning Their Proxies


                          [HARRIS INTERACTIVE (R) LOGO]


                             Harris Interactive Inc.
                               135 Corporate Woods
                            Rochester, New York 14623

                                -----------------

                                 PROXY STATEMENT
                                 October 15, 2002

                                -----------------


         FOR ANNUAL MEETING OF STOCKHOLDERS OF HARRIS INTERACTIVE INC.
                          To Be Held November 18, 2002


   The accompanying proxy is solicited by the Board of Directors of Harris Interactive Inc. ("Harris Interactive" or the "Company") for use at the 2002 Annual Meeting of Stockholders to be held on Monday, November 18, 2002, at 5:15 p.m. local time or any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the Strong Museum, One Manhattan Square, Rochester, New York, 14607. The date of this Proxy Statement is October 15, 2002, the approximate date on which this Proxy Statement and the accompanying form of proxy were first sent or given to stockholders.

                              GENERAL INFORMATION

Record Date; Voting Securities

   Only stockholders of record at the close of business on September 27, 2002 are entitled to vote their shares of Harris Interactive common stock at the meeting and any adjournment thereof. As of September 27, 2002, there were 52,461,097 shares of Harris Interactive's common stock issued and outstanding. Each holder of shares of common stock is entitled to one vote for each share of common stock held. Stockholders may vote in person or by proxy.

Proxies; Voting of Proxies

   By submitting your proxy, you will authorize Bruce A. Newman and Leonard R. Bayer to represent you and vote your shares of common stock at the Annual Meeting in accordance with your instructions. They also may vote your shares to adjourn the meeting and will be authorized to vote your shares at any adjournments of the meeting. If you submit a proxy but do not indicate any voting instructions, your shares will be voted "FOR" all director nominees. If any other business properly comes before the stockholders for a vote at the Annual Meeting, your shares will be voted as the proxy holders may determine in their discretion.

Revocability of Proxies

   If you attend the Annual Meeting, you may vote your shares in person, regardless of whether you have submitted a proxy. In addition, you may revoke your proxy by sending a written notice of revocation to Harris Interactive Inc., Attention: Mr. Bruce A. Newman, Corporate Secretary, 135 Corporate Woods, Rochester, New York 14623, by submitting a later-dated proxy or by voting in person at the Annual Meeting.

Quorum

   A majority of the shares of Harris Interactive common stock entitled to vote must be present either in person or by proxy at the Annual Meeting before any business may be conducted.

Vote Required; Board Recommendations


 Proposal                 Vote Required                  Board Recommendation
 --------                 -------------                  --------------------
Election of       Plurality of votes present and       For all Director Nominees
Directors               entitled to vote


Tabulation of Abstentions and Broker Non-Votes

   Abstentions and broker non-votes will be included in the number of shares present for purposes of determining whether a quorum is present at the Annual Meeting. Abstentions will also be counted as shares "present" and "entitled to vote." A broker non-vote occurs when a broker has not received voting instructions from the beneficial owner of the shares and the broker does not have the authority to vote the shares because the proposal is nonroutine. Broker non-votes are not counted as shares "entitled to vote" with respect to proposals over which they do not have discretionary authority. Therefore, while broker non-votes are considered "present" for purposes of determining whether there is a quorum, they are not considered "present" for purposes of determining the majority of shares at the meeting and entitled to vote.

Shares Held in Street Name

   If your shares are held in a brokerage account or by another nominee, you are considered the "beneficial owner" of those shares. As the beneficial owner, you have the right to direct your broker or nominee how to vote your shares, and your broker or nominee is required to vote your shares in accordance with your instructions. If you do not give instructions to your broker or nominee, then your broker or nominee will be entitled to vote your shares in its discretion as to the Election of Directors.

   As the beneficial owner of shares, you are invited to attend the Annual Meeting. Please note, however, that if you are a beneficial owner, you may not vote your shares in person at the Annual Meeting unless you obtain a "legal proxy" from your broker or nominee that holds your shares.

Solicitation of Proxies

   Harris Interactive will bear all costs of this proxy solicitation. In addition to soliciting stockholders by mail and through its regular employees, Harris Interactive will request banks and brokers, and other custodians, nominees and fiduciaries to solicit their customers who have shares of Harris Interactive common stock registered in their names and will reimburse them for their reasonable, out-of-pocket costs. Harris Interactive may use the services of its officers, directors and others to solicit proxies, personally or by telephone, facsimile or electronic mail, without additional compensation.

Security Ownership of Certain Beneficial Owners and Management

   The following table sets forth information regarding the beneficial ownership of Harris Interactive common stock as of September 27, 2002 by (i) each person who is known by the Company to own beneficially more than 5% of the outstanding shares; (ii) each director and director-nominee; (iii) the Chief Executive Officer and each other executive officer included in the Summary Compensation Table; and (iv) all directors and current executive officers as a group. All shares are subject to the named person's sole voting and investment power except where otherwise indicated.

                                                Number of Shares
                                                of Common Stock     Percent of Common
     Name and Address of Beneficial               Beneficially      Stock Beneficially
       Owner(16)                                     Owned              Owned(1)
     ---------------------------------------    ----------------   ------------------
     Dr. Gordon S. Black(2)(14) ............        2,798,887              5.3%
     Mr. Albert A. Angrisani(3)(14) ........        1,279,848              2.4%
     Mr. Leonard R. Bayer(4)(14) ...........        3,071,560              5.9%
     Mr. Arthur E. Coles(5) ................          197,624                *
     Mr. David H. Clemm(6) .................        1,825,732              3.4%
     Mr. Gregory T. Novak(7) ...............          292,270                *
     Mr. Benjamin D. Addoms(8)(14) .........           10,000                *
     Mr. Thomas D. Berman(9)(14) ...........               --               --
     Mr. David Brodsky(10)(14) .............        1,369,305              2.6%
     Mr. James R. Riedman(11)(14) ..........          167,558                *
     Mr. Howard L. Shecter(12)(14) .........          698,047              1.3%
     UBS Global Asset Management (Americas)
       Inc. Adams Street Partners LLC, as
       subadvisor(13).......................       11,800,278             22.5%
     All directors and current executive
       officers as a group (17 persons)(15).       11,181,409             20.8%

---------------
   *       Less than 1%

 (1) The number of shares beneficially owned and the percentage of shares outstanding are based on 52,461,097 shares of Harris Interactive common stock outstanding as of September 27, 2002. Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission ("SEC") and generally includes voting or investment power with respect to securities. All shares of Harris Interactive common stock subject to options exercisable within 60 days following September 27, 2002 are deemed to be outstanding and beneficially owned by the person holding those options for the purpose of computing the number of shares beneficially owned and the percentage of ownership of that person. They are not, however, deemed to be outstanding and beneficially owned for the purpose of computing the percentage ownership of any other person.
 (2) Includes 414,000 shares held by Lonny H. Dolin, Dr. Black's wife. Dr. Black's beneficial ownership does not include 364,980 shares held by the Lindsay L. Black Trust, 131,013 shares held by the Nathaniel M. Dolin Trust, 131,013 shares held by the Brooke E. Dolin Trust, 12,297 shares held by the Adam B. Black Trust and 5,352 shares held by the Noah Black Trust, as Dr. Black is not a trustee of these trusts. The trusts are irrevocable trusts and the Lindsay L. Black Trust, Nathaniel M. Dolin Trust and Brooke E. Dolin Trust are administered by three co-trustees.
 (3) Includes 678,238 shares underlying options held by Mr. Angrisani and exercisable within 60 days.
 (4) Includes 316,800 shares held by Lorraine W. Bayer, Mr. Bayer's wife.
 (5) Includes 190,750 shares underlying options held by Mr. Coles and exercisable within 60 days.
 (6) Includes 50,100 shares held by Mr. Clemm's minor son. Also includes 560,000 shares underlying options held by Mr. Clemm and exercisable within 60 days. Mr. Clemm ceased to be an employee of Harris Interactive effective April 1, 2002.
 (7) Includes 168,000 shares underlying options held by Mr. Novak and exercisable within 60 days.
 (8) Includes 10,000 shares underlying options held by Mr. Addoms and exercisable within 60 days.

 (9) Mr. Berman is a Partner of Adams Street Partners, LLC ("ASP"), a private equity firm and the sub-advisor to UBS Global Asset Management (Americas) Inc. (formerly known as Brinson Partners,
           Inc.) ("UBS Global"). ASP was formed from the former private equity group of UBS Global and is 24.9% owned by UBS Global. As stated in ASP's Form ADV, Part II (dated May 16, 2002), ASP operates in a committee decision format structure. Accordingly, Mr. Berman participates in investment advisory decisions, by committee structure, with other personnel of ASP with respect to the voting and investment power over the shares of the Virginia Retirement System, the Brinson MAP Venture Capital Fund III and BVCF III, L.P. Mr. Berman is also a member of Brinson Venture Management LLC, the special limited member of BVCF III, L.P. By virtue of Mr. Berman's membership interest in Brinson Venture Management LLC, he has an indirect pecuniary interest in BVCF III, L.P. equal to less than 1%. In addition, by virtue of carried interest fee arrangements between Brinson Venture Management LLC and BVCF III, L.P., Mr.
           Berman may be deemed to have an indirect pecuniary interest in the common stock owned by BCVF III, L.P. Mr. Berman disclaims beneficial ownership of the shares owned by these entities, except to the extent of his pecuniary interest, if any.
(10) Includes 535,460 shares underlying options held by Mr. Brodsky and exercisable within 60 days.
(11) Mr. Riedman is the President, director and a principal stockholder of Riedman Corporation. Riedman Corporation is the owner of 129,558 shares of Harris Interactive common stock. Also includes 38,000 shares underlying options held by Mr. Riedman and exercisable within 60 days.
(12) Includes 20,000 shares jointly owned with Mr. Shecter's spouse and 437,700 shares underlying options held by Mr. Shecter and exercisable within 60 days.
(13)       Represents 10,194,783 shares held by the Virginia Retirement
           System, including 8,639 shares underlying options held by the Virginia Retirement System and exercisable within 60 days, 225,135 shares held by Brinson MAP Venture Capital Fund III, including 191 shares underlying options held by Brinson MAP Venture Capital Fund III and exercisable within 60 days, and 1,380,360 shares held by BVCF III, L.P., including 1,170 shares underlying options held by BVCF III, L.P. and exercisable within 60 days. Mr. Berman is a Partner of Adams Street Partners, LLC ("ASP"), a private equity firm and the sub-advisor to UBS Global Asset Management (Americas) Inc. (formerly known as Brinson Partners, Inc.) ("UBS Global"). UBS Global, with ASP, as its sub-advisor, acts as investment adviser to the Virginia Retirement System, Brinson MAP Venture Capital Fund
           III and BVCF III, L.P. and has shared voting and investment power over their shares of Harris Interactive common stock. UBS Global and ASP disclaim beneficial ownership of these shares. In a
           Schedule 13G (Amendment No. 4) filed with the SEC on April 30,
           2002, UBS AG reported an indirect beneficial ownership in the shares held by UBS Global by reason of UBS AG's ownership of UBS Global and UBS (USA) Inc., a parent holding company of UBS Global. Both UBS Global and UBS AG disclaim beneficial ownership of such securities. The address of BVCF III, L.P., Brinson MAP Venture Capital Fund III and the Virginia Retirement System is c/o Adams Street Partners, LLC, One North Wacker, Suite 2200, Chicago,
           Illinois 60606.
(14)       Director
(15)       Includes the information in the notes above, as applicable.
           Includes an additional 162,518 shares of common stock issuable upon exercise of stock options exercisable within 60 days of September
           27, 2002, which options are held by executive officers of Harris Interactive who are not identified in the table above. Does not include the shares of common stock or options beneficially owned by Mr. Clemm as he is not currently an executive officer of the Company.
(16) All addresses are c/o Harris Interactive Inc., 135 Corporate Woods, Rochester, New York 14623, except as noted above.

Equity Compensation Plan Information

                                                                               Year Ended June 30, 2002
                                                   --------------------------------------------------------------------------------
                                                    Number of Shares to be    Weighted-Average Exercise        Number of Shares
                                                   Issued Upon Exercise of      Price of Outstanding       Remaining Available for
                                                     Outstanding Options,         Options, Warrants         Future Issuance Under
                                                      Warrant and Rights             and Rights           Equity Compensation Plans
                                                   -----------------------    -------------------------   -------------------------
Equity compensation plans approved by
  stockholders*................................           4,175,100                     $2.94                      923,194
Equity compensation plans not approved by
  stockholders.................................                  --                        --                           --
                                                          ---------                     -----                      -------
Total..........................................           4,175,100                     $2.94                      923,194
                                                          =========                     =====                      =======

---------------
* Excludes outstanding options for 2,368,358 shares at a weighted average price of $2.19 per share. These options were assumed in connection with the acquisition of Total Research Corporation. No additional awards can be granted under the plan pursuant to which these options were originally issued.

                             ELECTION OF DIRECTORS

   Harris Interactive's Board of Directors is currently divided into three classes, with the classes of directors serving for staggered three-year terms that expire in successive years. Class III currently has three members, whose terms expire as of the date of the Annual Meeting. Harris Interactive's Board of Directors proposes that the nominees described below, each of whom is currently serving as a Class III director, be re-elected as Class III directors for a term of three years or until their successors are duly elected and qualified.

The Board of Directors recommends a vote "FOR" all nominees

Vote Required

   If a quorum is present and voting at the Annual Meeting, the three nominees for Class III directors receiving the highest number of affirmative votes of the shares of Harris Interactive common stock present in person or represented by proxy and entitled to vote will be elected as Class III directors. Only votes cast for a nominee will be counted. Abstentions, broker non-votes and instructions on the accompanying proxy card to withhold authority to vote for one or more nominees will result in the respective nominees receiving fewer votes. However, the number of votes otherwise received by the nominee will not be reduced by such action. In the absence of contrary instructions, the proxy holders intend to vote all proxies received by them in the accompanying form of proxy "FOR" the nominees for director listed below. In the event that any nominee is unable to or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who is designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them for the nominees listed below. As of the date of this Proxy Statement, the Board of Directors is not aware that any nominee is unable or will decline to serve as a director.

Nominees to Board of Directors

                                                                                      Class and Year in Which              Board
              Name                      Principal Occupation        Director Since        Term Will Expire       Age    Committees
              ----                  -----------------------------   --------------    -----------------------    ---   ------------
Mr. Albert A. Angrisani                  President and Chief         November 2001         Class III 2005        53         --
                                          Operating Officer

Dr. Gordon S. Black                     Chairman of the Board            1975              Class III 2005        61         --
                                     and Chief Executive Office
                                     of Harris Interactive Inc.

Mr. James R. Riedman                Chairman and Chief Executive        1989              Class III 2005        43    Compensation
                                  Officer of Phoenix Footwear Group                                                     Committee
                                                                                                                        (Chairman)

   Albert A. Angrisani has served as President and Chief Operating Officer, and as a director of Harris Interactive since November 2001. Mr. Angrisani was elected to serve as President and Chief Operating Officer and as a director of Harris Interactive pursuant to the terms of the Agreement and Plan of Merger dated August 5, 2001 between Harris Interactive Inc., Total Research Corporation and Total Merger Sub Inc. (the "Merger Agreement"). From July 1998 to November 2001, Mr. Angrisani served as President and Chief Executive
Officer of Total Research Corporation and as director of Total Research Corporation from November 1994 to November 2001. Prior to July 1998, Mr. Angrisani acted as a consultant to Total Research Corporation, and from January 1993 to April 1998, Mr. Angrisani served as the President of the Princeton-Potomac Management Company, a consulting and financial services firm. Mr. Angrisani earned an A.P.C. from New York University, an M.B.A. from Fairleigh Dickenson University and a B.A. from Washington & Lee University.

   Gordon S. Black has served as Chairman of the Board and Chief Executive Officer of Harris Interactive since he founded Gordon S. Black Corporation in July 1975. From July 1968 to June 1978, Dr. Black was a member of the faculty of the University of Rochester, where he was an Associate Professor with tenure. Dr. Black received a Ph.D. in Political Science from Stanford University and a B.A. degree in Political Science from Washington University.

   James R. Riedman has served as a director of Harris Interactive since October 1989. Mr. Riedman currently serves as the Chairman and Chief Executive Officer of Phoenix Footwear Group, a publicly-traded manufacturer of women's footwear. He has held this position since 1998 and has served as a director since 1993. Mr. Riedman also serves as the President and as a director of the Riedman Corporation, a real estate holding company and, prior to 2001, an insurance agency. He has served in these positions since 1987. From April 1984 to January 1987, Mr. Riedman served as Senior Vice President of Transamerica Financial Systems and Concepts. Mr. Riedman also worked for the Balboa Insurance Group from January 1983 to April 1984, where he served as Director of Corporate Planning. Mr. Riedman received an M.S. degree in Risk and Insurance and Finance from the University of Wisconsin and a B.A. degree in Business Administration from the University of Notre Dame.

Directors Not Standing for Election

   The members of the Board of Directors who are not standing for election at this year's Annual Meeting are set forth below.

                                                                                      Class and Year
                                                                                         in Which                       Board
           Name                    Principal Occupation           Director Since     Term Will Expire     Age        Committees
           ----                    --------------------           --------------     ----------------     ---        ----------
Mr. Benjamin D. Addoms           Managing Director, iBelay             2000            Class I 2003        40           Audit
                                         Ventures                                                                     Committee

Mr. Leonard R. Bayer           Executive Vice President and            1978            Class I 2003        52            --
                                    Chief Scientist of
                                  Harris Interactive Inc.

Mr. David Brodsky                    Private Investor             November 2001        Class I 2003        65     Audit (Chairman)
                                                                                                                  and Compensation
                                                                                                                     Committees

Mr. Thomas D. Berman               Partner, Adams Street               1998            Class II 2004       44          Audit and
                                       Partners, LLC                                                                 Compensation
                                                                                                                      Committees

Mr. Howard L. Shecter           Senior Partner with the law       November 2001        Class I 2004        59         Audit and
                                  firm of Morgan, Lewis &                                                           Compensation
                                        Bockius LLP                                                                  Committees


   Benjamin D. Addoms has served as a director of Harris Interactive since February 2000. Mr. Addoms is the Managing Partner of iBelay Ventures, a venture capital firm. From May 1999 until May 2000, Mr. Addoms served as President of Excite@Home's Media Division. Mr. Addoms served as Executive Vice President of MatchLogic, Inc., a division of Excite@Home, from April 1997 until May 1999. Prior to his work at MatchLogic, Inc., Mr. Addoms spent three years as Senior Vice President of Database Development for the Polk Company, where he was responsible for the acquisition and creation of a comprehensive consumer database. Mr. Addoms received his Bachelor of Arts degree from Wesleyan University.

   Leonard R. Bayer has served as Executive Vice President and Chief Scientist, and as a director of Harris Interactive, since July 1978. From August 1976 to July 1978, Mr. Bayer worked for Practice Development Corporation where he served as Vice President of Research and Development. From September 1975 to August 1976, Mr. Bayer was a member of the faculty of the University of Rochester School of Medicine where he taught mathematical statistics. Mr. Bayer received an M.A. degree in Statistics, a B.S. degree in Astrophysics and a B.A. degree in Mathematics from the University of Rochester.

   David Brodsky has served as a director of Harris Interactive since November 2001. Mr. Brodsky was elected to the Board of Directors of Harris Interactive pursuant to the terms of the Merger Agreement. Prior to joining the Board of Directors of Harris Interactive, Mr. Brodsky served as a director of Total Research Corporation and served in such capacity from June 1998 through November 2001. Mr. Brodsky served as Chairman of the Board of Directors of Total Research Corporation from July 1998 to November 2001. Mr. Brodsky has been a private investor for the past 7 years. Mr. Brodsky received a B.A. degree from Brown University.

   Thomas D. Berman has served as a director of Harris Interactive since July 1998. Mr. Berman is a Partner and a member of the direct investment sub-committee of Adams Street Partners, LLC ("ASP"), a private equity firm. ASP is the former private equity group of UBS Global Asset Management (Americas) Inc. (formerly known as Brinson Partners, Inc.) ("UBS Global"). ASP is 24.9% owned by UBS Global and is the sub-advisor to UBS Global for its private equity investments. Mr. Berman received an S.M. from Massachusetts Institute of Technology, Sloan School of Management, and an S.B. degree in Electrical Engineering from Massachusetts Institute of Technology.

   Howard L. Shecter has served as a director of Harris Interactive since November 2001. Mr. Shecter was elected to the Board of Directors of Harris Interactive pursuant to the terms of the Merger Agreement. Prior to joining the Board of Directors of Harris Interactive, Mr. Shecter served as a director of Total Research Corporation from June 1998 to November 2001. Mr. Shecter is a Senior Partner with the law firm of Morgan, Lewis & Bockius LLP and has been with that firm since 1968. Mr. Shecter served as a Managing Partner of Morgan, Lewis & Bockius LLP from 1979 to 1983 and was the Chairman of the Executive Committee of that firm in 1985. Mr. Shecter is also a director of Ashbridge Corporation, Ashbridge Investment Management and Heitz Investment Company.

Board and Committee Meetings

   The Board of Directors of Harris Interactive held a total of 16 meetings during the fiscal year ended June 30, 2002 including two actions by written consent. Each director attended at least 75% of the aggregate of: (i) the total number of meetings of the Board of Directors (held during the period for which he was director) and (ii) the total number of meetings held by all committees of the Board of Directors on which he served (during the periods that he served). The Board of Directors has an Audit Committee and a Compensation Committee. The Board of Directors does not have a nominating committee or a committee performing the functions of a nominating committee. The current members of the Audit Committee and the Compensation Committee, the primary responsibilities of the respective committees and the number of times the respective committees took action by way of meeting or written consent are described below.

                                                                                                                 Number of Meetings
                                                                                                                   (There were no
                                                                                                                     actions by
    Committee                      Members                             Primary Responsibilities                   written consent)
    ---------                      -------                             ------------------------                   ----------------
Audit                Mr. David Brodsky (Chair)             Reviews the results of the Company's quarterly          Four meetings
Committee            Mr. Benjamin D. Addoms                and annual financial statements and annual audit,
                     Mr. Thomas D. Berman                  monitors independence of the Company's
                     Mr. Howard L. Shecter                 independent accountants, and meets with the
                                                           Company's independent accountants to review
                                                           the Company's internal controls and financial
                                                           management practices.

Compensation         Mr. James R. Riedman (Chair)          Reviews and recommends to the Board of Directors        Two meetings
Committee            Mr. Thomas D. Berman                  the compensation arrangements and benefits for
                     Mr. David Brodsky                     the Company's Named Executive Officers, other
                     Mr. Howard L. Shecter                 than the Company's Group President-Health Care,
                                                           Education and Public Policy and its Group
                                                           President-Strategic Marketing and Business and
                                                           Consumer Research, and establishes and reviews
                                                           general policies relating to compensation and
                                                           benefits of the Company's employees. This
                                                           Committee also administers the Company's Long-
                                                           Term Incentive Plan.


                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS
                               AND OTHER MATTERS

Executive Compensation

   The following table sets forth information concerning the compensation paid by Harris Interactive for each of the fiscal years ended June 30, 2002, 2001 and 2000 to (i) Harris Interactive's Chief Executive Officer, (ii) the four other most highly compensated individuals (based on total salary and bonus for the last completed fiscal year) who were serving as executive officers at the end of the fiscal year ended June 30, 2002, and (iii) an individual who would constitute one of the four most highly compensated executive officers (other than the Chief Executive Officer) but for the fact that he was not serving as an executive officer at the end of the last completed fiscal year. These individuals are referred to as the "Named Executive Officers".


                         SUMMARY COMPENSATION TABLE(1)


                                                                                                    Long-Term
                                                                                               Compensation Awards
                                                                                               -------------------
                                                                      Annual Compensation(1)        Securities
                                                                      ----------------------        Underlying
Name and Principal Position                            Fiscal Year    Salary($)    Bonus($)          Options
---------------------------                            -----------    ---------    ---------   -------------------
Gordon S. Black ....................................       2002        300,000            --              --
  Chairman of the Board and                                2001        300,000            --              --
  Chief Executive Officer                                  2000        300,942        15,047              --

Albert A. Angrisani ................................       2002        214,422     1,250,000         500,000
  President and Chief                                      2001             --            --              --
  Operating Officer                                        2000             --                            --

Leonard R. Bayer ...................................       2002        256,000            --              --
  Executive Vice President and                             2001        256,000            --              --
  Chief Technical Officer                                  2000        256,825        12,841              --

David H. Clemm .....................................       2002        241,154            --              --
  Former Vice Chairman(2)                                  2001        285,000            --              --
                                                           2000        285,795        14,290              --

Arthur E. Coles, ...................................       2002        200,000        26,000              --
  Group President, Health Care,                            2001        200,000            --              --
  Education and Public Policy Division                     2000        160,000         8,019              --

Gregory T. Novak, ..................................       2002        200,000        49,310              --
  Group President, Strategic                               2001        200,000            --              --
  Marketing and Business and                               2000        195,000        19,500              --
  Consumer Research Division

---------------
(1) In accordance with SEC rules, the compensation described in this table does not include group life, health and medical insurance or other benefits received by the Named Executive Officers that are available generally to all salaried employees of Harris Interactive, and, except as expressly noted, certain perquisites and other personal benefits, securities or property received by the Named Executive Officers that do not exceed (in the aggregate) the lesser of $50,000 or 10% of any such executive officer's total salary and bonus disclosed in this table.
(2) Mr. Clemm was Vice Chairman of Harris Interactive until and including March 31, 2002.

Grants of Stock Options

   The following table contains information concerning stock options granted during the fiscal year ended June 30, 2002 to the Named Executive Officers. No stock appreciation rights were granted to the Named Executive Officers during the last completed fiscal year. Harris Interactive has never granted stock appreciation rights.


                       Option Grants in Last Fiscal Year



                                                                                                              Potential Realizable
                                                                      Individual Grant                              Value at
                                                               -----------------------------                  Assumed Annual Rates
                                                                % of Total                                          of Stock
                                                  Number of      Options                                       Price Appreciation
                                                 Securities     Granted to                                         for Option
                                                 Underlying    Employees in   Exercise Price                         Term(3)
                                                   Options        Fiscal            Per         Expiration    ---------------------
Name                                             Granted(#)    Year 2002(1)   Share($/sh)(2)       Date         5%($)      10%($)
----                                             ----------    ------------   --------------    ----------    --------   ----------
Albert A. Angrisani ..........................     500,000         74%             $2.01          11/1/11     $632,039   $1,601,711


---------------
(1) Based on an aggregate of 677,000 options granted in the fiscal year ended June 30, 2002 to all employees of Harris Interactive, including Mr. Angrisani.
(2) The above options are subject to the terms of Harris Interactive's Long-Term Incentive Plan and are exercisable only as they vest and were granted at an exercise price equal to the fair market value of Harris Interactive's common stock on the date of grant.
(3) The potential realizable value is calculated based on the term of the option and illustrates the value that might be realized upon exercise of the options immediately prior to the expiration of their terms, assuming that the market price of Harris Interactive common stock appreciates in value at the specified annual compounded rates of 5% and 10% per share from the date of grant to the end of the option term. These amounts do not represent the Company's estimate of future stock prices. Actual realizable values, if any, on stock option exercises are dependent upon a number of factors, including the future performance of shares of Harris Interactive's common stock and the timing of option exercises, as well as the optionee's continued employment through the vesting period. There can be no assurance that the amounts reflected in this table will be achieved.

Stock Option Exercises and Values for Fiscal 2002

   The following table provides information with respect to the Named Executive Officers concerning the number and value of all options exercised during the last completed fiscal year and the number and value of all unexercised options held at June 30, 2002. The value of "in-the-money" options refers to options having an exercise price that is less than the fair market value of Harris Interactive's common stock at June 30, 2002. No stock options were exercised by Named Executive Officers during the last completed fiscal year.


                          FISCAL YEAR-END OPTION VALUES



                                                                            Number of Securities         Value of Unexercised in-
                                               Number of                   Underlying Unexercised          the-Money Options at
                                                 Shares                 Options at Fiscal Year End(#)      Fiscal Year End($)(1)
                                              Acquired on      Value    -----------------------------   ----------------------------
Name                                            Exercise     Realized   Exercisable    Unexercisable    Exercisable   Unexercisable
----                                          -----------    --------   -----------    -------------    -----------   -------------
Gordon S. Black ...........................        --           --             --              --               --              --

Albert A. Angrisani .......................        --           --        636,571         388,889       $2,145,244      $1,310,556

Leonard R. Bayer ..........................        --           --             --              --               --              --

David H. Clemm ............................        --           --        560,000              --       $1,887,200              --

Arthur E. Coles ...........................        --           --        190,750           5,250       $  566,160              --

Gregory T. Novak ..........................        --           --        168,000              --       $  566,160              --

---------------
(1) Based on the fair market value of $3.37 per share, which was the last reported sale price per share of Harris Interactive common stock on June 28, 2002, the last trading day of the fiscal year ended June 30, 2002.

Compensation of Directors

   Fees Paid to Directors. Members of the Board of Directors who are not employees of Harris Interactive or any subsidiary of Harris Interactive ("Non-Employee Directors") -- Mr. Benjamin D. Addoms, Mr. David Brodsky, Mr. James
R. Riedman and Mr. Howard L. Shecter -- were each paid an annual retainer fee of $15,000 for the fiscal year ended June 30, 2002. Mr. Thomas D. Berman, who is also a Non-Employee Director, was also entitled to receive the annual retainer, however, Mr. Berman's annual retainer fee was waived in favor of the Virginia Retirement System, Brinson MAP Venture Capital Fund III and BVCF III, L.P., the funds for which, UBS Global Asset Management (Americas) Inc., with Adams Street Partners, LLC ("ASP"), as its sub-advisor, acts as investment adviser. Prior to the fiscal year ended June 30, 2002, Non-Employee Directors were paid a fee of $750 for each Board of Directors meeting attended. Mr. Berman, however, was not paid and did not receive any Board fees prior to the last completed fiscal year. Members of the Board of Directors are not paid additional compensation for serving on a standing committee of the Board of Directors or for their participation in special assignments in their capacities as directors. All directors receive reimbursement for reasonable out-of-pocket expenses incurred in connection with attending Board of Directors meetings.

   Equity Compensation for Directors. On December 3, 2001, each Non-Employee Director received non-qualified stock options to purchase 40,000 shares of Harris Interactive common stock with an exercise price of $2.10 per share, which was the fair market value of Harris Interactive common stock on the date of grant. The options vest and become exercisable ratably over 36 consecutive months (1/36th per month), beginning one month from the date of grant. The options terminate when the director ceases to be a member of the Board of Directors (if the director's term ends, if the director resigns or for any other reason), one year after the director ceases to be a member of the Board of Directors because of death or permanent disability or immediately if the director competes with Harris Interactive. The stock option granted to Mr. Berman does not include the non-competition termination provision. Mr. Berman waived the stock option granted to him in favor of the Virginia Retirement System, Brinson MAP Venture Capital Fund III and BVCF III, L.P.

Employment Contracts, Severance and Change-of-Control Arrangements

   Albert A. Angrisani. In connection with Harris Interactive's acquisition of Total Research Corporation by merger in November 2001, and pursuant to an Employment Offer Letter dated August 5, 2001 and an Employment Agreement dated August 5, 2001, Mr. Angrisani accepted the position of President and Chief Operating Officer of Harris Interactive, effective upon closing of the merger. The initial term of Mr. Angrisani's Employment Agreement expires on December 31, 2003, however, the agreement is automatically renewed for an additional one year term, unless either Mr. Angrisani or Harris Interactive gives six months notice of termination prior to the expiration of the initial term. The terms of Mr. Angrisani's Employment Agreement include, among other things,

   o a base salary of $300,000 per year;

   o an annual performance bonus of up to $250,000, with a target bonus of $100,000, based on performance standards relating to Harris Interactive's revenue and operating income;

   o a grant on November 1, 2001 of options to purchase 500,000 shares of Harris Interactive's common stock under the Harris Interactive Long-Term Incentive Plan, which options vest and become exercisable one-thirty-sixth (1/36th) at the end of each month during the term of Mr. Angrisani's employment agreement, beginning November 30, 2001;

   o reimbursement of any excise taxes payable by Mr. Angrisani by reason of receiving excess parachute payments under his prior employment agreement with Total Research Corporation or his employment agreement with Harris Interactive and payment of a "gross-up" amount necessary to offset any and all applicable federal, state and local excise, income or other taxes incurred by Mr. Angrisani by reason of Harris Interactive's or Total Research Corporation's payment of the excise taxes otherwise payable by Mr. Angrisani. There were no reimbursable amounts paid by Mr. Angrisani for payment of excise taxes and, as a result, no additional payments were made to Mr. Angrisani to cover taxes incurred by Mr. Angrisani as a result of any such payments;

   o vacation, automobile allowance, expense reimbursements and other employee benefits provided by Harris Interactive to its senior executives generally;

   o a one time payment of $1,250,000 on November 1, 2001 in consideration of his agreement to be bound by non-competition, non-solicitation and confidentiality covenants; and

   o continuation of a $500,000 loan, originally made by Total Research Corporation, collateralized by shares of Harris Interactive common stock with an original due date of June 30, 2002, extended to January 15, 2003 by the Compensation Committee.

   Pursuant to Mr. Angrisani's employment agreement, if Mr. Angrisani's employment is terminated under qualifying circumstances, he is entitled to receive certain payments and benefits, including a severance payment equal to
(i) $400,000, if his employment is terminated during the initial two year term, and (ii) his unpaid salary, plus performance bonus for the remainder of his employment term, if Mr. Angrisani is terminated during the third year of his employment agreement. If Harris Interactive elects not to renew
Mr. Angrisani's employment agreement following expiration of the initial two year term, Mr. Angrisani will be entitled to a severance payment equal to $300,000. Mr. Angrisani is subject to certain non-competition, non-solicitation and confidentiality covenants.

   Gordon S. Black and Leonard R. Bayer. In September 1999, Harris Interactive entered into agreements with Gordon S. Black and Leonard R. Bayer. These agreements include confidentiality and non-competition provisions, and obligate each of Mr. Black and Mr. Bayer to transfer to Harris Interactive any inventions developed by either one of them during their employment with Harris Interactive and prohibits each of them from competing with Harris Interactive for a period of one year after termination of their employment. The agreements also provide that, in the event Harris Interactive terminates Dr. Black's or Mr. Bayer's employment without cause, he is entitled to receive severance benefits equal to:

   o his base salary in effect before the date of his termination;

   o the average of his annual incentive bonus for the past three years;

   o his accrued and unused vacation time;

   o his expenses incurred on Harris Interactive's behalf; and

   o insurance benefits for two years following the date of termination.

   David H. Clemm. Mr. Clemm served as Harris Interactive's President and Chief Operating Officer and as a director until completion of Harris Interactive's acquisition of Total Research Corporation by merger in November 2001, thereafter, Mr. Clemm served as Harris Interactive's Vice Chairman and as a director until his resignation effective April 1, 2002. Pursuant to the terms of the Separation Agreement between Mr. Clemm and Harris Interactive dated March 15, 2002, Harris Interactive agreed: to pay Mr. Clemm $23,750 each calendar month commencing April 30, 2002 through and including March 31, 2004, to provide Mr. Clemm with health and dental benefits coverage for two years following his resignation comparable to those benefits then provided to the executive employees of Harris Interactive, to pay Mr. Clemm all of his accrued and unused vacation time through and including March 31, 2002, and to reimburse Mr. Clemm for ordinary and customary business expenses incurred through and including March 31, 2002. The Separation Agreement further provided that Mr. Clemm's options, granted to him pursuant to a non-qualified stock option agreement under Harris Interactive's 1997 Incentive and Non-Qualified Stock Option Plan, would remain outstanding and the terms of the option agreement would remain unchanged and in full force and effect. Under the terms of that option agreement, Mr. Clemm must exercise his options on or before March 31, 2003. In consideration of the benefits provided to Mr. Clemm under the Separation Agreement, Mr. Clemm released Harris Interactive from all claims and actions, if any, he might be entitled to bring.

Certain Relationships and Related Transactions

   Executive Officer Loan. In connection with Harris Interactive's acquisition of Total Research Corporation by merger in November 2001, the Company agreed to honor and continue a loan originally made by Total Research Corporation to Mr. Angrisani in the aggregate principal amount of $500,000. The loan is collateralized by shares of Harris Interactive common stock equal to 125% of the principal amount of the loan and was originally due and payable on June 30, 2002. The original due date was extended to January 15, 2003 by the Compensation Committee. As of the date of this Proxy Statement, the aggregate principal amount outstanding on the loan is $276,800 and the rate of interest charged thereon is currently 2.84% per annum, which reflects the minimum applicable rate of interest permitted by the Internal Revenue Code without requirement of imputation of interest. The interest rate is variable. The greatest aggregate amount of indebtedness outstanding on this loan during the most recently completed fiscal year was $500,000, which amount represents the original principal amount of the loan.

   Payments to Directors of Total Research Corporation in Connection with the Merger. Pursuant to their prior agreements with Total Research Corporation, each of Howard L. Shecter and David Brodsky, upon consummation of the Total Research Corporation merger received a payment of $265,000. In addition, Mr. Shecter and Mr. Brodsky were entitled to be reimbursed for any excise taxes payable by them by reason of their receipt of excess parachute payments under their prior employment agreements with Total Research Corporation and were eligible to be paid a "gross up" amount necessary to offset any and all applicable federal, state and local excise, income or other taxes, incurred by reason of Harris Interactive's payment of the excise taxes otherwise payable by Mr. Shecter and Mr. Brodsky. There were no reimbursable amounts paid by either Mr. Shecter or Mr. Brodsky for payment of excise taxes and, as a result, no additional payments were made to either Mr. Shecter or Mr. Brodsky to cover taxes incurred by either of them as a result of any such payments.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

   During the fiscal year ended June 29, 2002, Mr. Berman, Mr. Riedman, Mr. Brodsky and Mr. Shecter served as members of the Compensation Committee of Harris Interactive's Board of Directors, none of whom is or has been an officer or employee of Harris Interactive or any of its subsidiaries. No interlocking relationship existed during the last completed fiscal year between Harris Interactive's Board of Directors or Compensation Committee and the board of directors or compensation committee of any other company, nor has any interlocking relationship existed in the past.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

   The information contained in this Compensation Committee Report shall not be deemed to be incorporated by reference into any filing under the Securities
Act of 1933, as amended (the "Securities Act") or the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act"), except to the extent Harris Interactive specifically incorporates it by reference.

   The goals of Harris Interactive's compensation policy are to attract, retain and reward executive officers who contribute to the overall success of Harris Interactive by offering compensation that is competitive in the industry and in the geographic region in which Harris Interactive operates, to motivate executives to achieve the Harris Interactive's business objectives and to align the interests of Harris Interactive's executive officers with the long-term interests of Harris Interactive's stockholders. Harris Interactive currently uses salary, cash bonuses, stock options and participation in benefit plans and programs generally available to all Harris Interactive employees to meet these goals.

Forms of Compensation

   In setting total compensation, the Compensation Committee considers individual performance and the performance of Harris Interactive, as well as market information regarding compensation paid by other companies in Harris Interactive's industry.

   Base Salary. Harris Interactive provides a base salary and benefits package that is competitive within the industry and geographic region in which it offers employment. Salaries for executive officers are initially set based on negotiation with individual executive officers at the time of recruitment and with reference to salaries for comparable positions for individuals of similar education and background to the executive officers being recruited. Harris Interactive also gives consideration to the individual's experience, reputation in his or her industry and expected contributions to the Company. Salaries of Harris Interactive's Named Executive Officers, except its Group President-Health Care, Education and Public Policy and Group President- Strategic Marketing and Business and Consumer Research, are determined annually by the Compensation Committee and are subject to adjustments based on (i) the Compensation Committee's determination that the individual's level of contribution to Harris Interactive has changed since his or her salary had last been reviewed, and (ii) increases in competitive pay levels. The Chief Executive Officer reviews and takes action with respect to the compensation of other executive officers and key personnel.

   Cash Bonuses. Bonus payments to executive officers are determined by the Compensation Committee. Under Mr. Angrisani's employment agreement and employment offer letter, each dated August 5, 2001 and effective November 1, 2001, Mr. Angrisani is eligible for an annual bonus based on performance standards relating to Harris Interactive's revenue and operating income for the year. The amount of the annual bonus is determined by the Compensation Committee and can range from $0 to $250,000, with a target bonus of $100,000. For fiscal 2002, Mr. Angrisani did not earn a bonus pursuant to the plan.

   Long-Term Incentives. Longer term incentives are provided through Harris Interactive's Long-Term Incentive Plan, which rewards executives and other employees through the growth in value of Harris Interactive's common stock. The Compensation Committee administers the Plan and selects those individuals to whom options or other awards should be granted and the terms of those awards. The Compensation Committee believes that employee equity ownership is highly motivating, provides a major incentive for employees to build stockholder value and serves to align the interests of employees with those of stockholders. Although a variety of equity incentives are available under the Plan, stock options historically have been granted to executive officers based upon each officer's relative position, responsibilities, historical and expected contributions to Harris Interactive, and the officer's existing stock ownership and previous option grants, with primary weight given to the executive officer's relative rank and responsibilities. Initial stock option grants designed to recruit an executive officer to join Harris Interactive may be based on negotiations with the officer and with reference to historical option grants to existing executive officers. Stock options are typically granted at the market price of Harris Interactive's common stock on the date of grant and will provide value to the executive officers only when the price of shares of Harris Interactive common stock increases over the exercise price.

   Limits on the Deductibility of Compensation. Section 162(m) of the Internal Revenue Code, generally denies publicly-held corporations a federal income tax deduction for compensation exceeding $1,000,000 paid to the Chief Executive Officer or any of the four other highest paid executive officers, excluding performance-based compensation. Through June 30, 2002, this provision has not limited Harris Interactive's ability to deduct executive compensation; the Compensation Committee will continue to monitor the potential impact of
Section 162(m) on the Company's ability to deduct executive compensation. Harris Interactive's Long-Term Incentive Plan has been designed, and is intended to be administered, in a manner that will enable the Company to deduct compensation attributable to options and certain other awards thereunder, without regard to such deduction limitation.

CEO Compensation

   During the fiscal year ended June 30, 2002, the compensation of Dr. Black was determined by applying the same criteria discussed at the beginning of this report used to determine compensation and bonuses for all executive officers. Dr. Black's compensation for the fiscal year ended June 30, 2002 is set forth in the Summary Compensation Table appearing on page 9. Dr. Black's base salary was not increased during the fiscal year ended June 30, 2002 and he received no bonus award.

Summary

   The Compensation Committee believes that Harris Interactive's compensation policy as practiced to date has been successful in attracting and retaining qualified employees and in tying compensation directly to corporate performance relative to corporate goals. Harris Interactive's compensation policy will evolve over time as the Company attempts to achieve the many short-term goals it faces while maintaining its focus on building long-term stockholder value through technological leadership and development and expansion of the market for Harris Interactive's products.

   Submitted by the Compensation Committee of the Company's Board of Directors:


                                      Mr. James R. Riedman (Chair)
                                      Mr. Thomas D. Berman
                                      Mr. David Brodsky
                                      Mr. Howard L. Shecter

Performance Graph

   The following graph, presented pursuant to the rules of the SEC, demonstrates a comparison of cumulative total stockholder return for holders of shares of Harris Interactive's common stock from December 7, 1999, the first day of trading following Harris Interactive's initial public offering, through June 30, 2002, compared with the Nasdaq Stock Market (US) Index and a peer group. The peer group represented includes the U.S.-based market research corporations Arbitron Inc., IMS Health, Inc., Information Resources, Inc., Jupiter Media Metrix, Inc., National Research Corp., NetRatings, Inc., and Opinion Research Corp., as published by Inside Research. The stock price performance shown on the graph below is not necessarily indicative of future price performance and only reflects Harris Interactive's relative stock price for the period from December 7, 1999 through June 30, 2002.

   The information contained in the Performance Graph shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Securities Exchange Act, except to the extent Harris Interactive specifically incorporates it by reference.




COMPARISON OF 31 MONTH CUMULATIVE TOTAL RETURN*
AMONG HARRIS INTERACTIVE INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
 AND A PEER GROUPCOMPARISON OF 31 MONTH CUMULATIVE TOTAL RETURN*



                            [LINE GRAPH APPEARS HERE]



$100 Invested on 12/7/99
in stock or index-including
reinvestment of dividends.
Fiscal year ending June 30.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE


   Section 16(a) of the Securities Exchange Act requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership of the common stock of the Company with the SEC. Officers, directors and beneficial owners of more than 10% of any class of the Company's equity securities are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file.

   Based solely upon review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that during the fiscal year ended June 30, 2002, all filing requirements under Section 16(a) applicable to its officers, directors, and greater than 10% beneficial owners were complied with except as follows: Due to inadvertent administrative errors, Dr. Gordon Black filed a Form 4 in January 2002 reflecting a sale transaction made in November 2001.


                              INDEPENDENT AUDITORS

   The Audit Committee has selected PricewaterhouseCoopers LLP as the independent public accountants of Harris Interactive for the fiscal year ending June 30, 2003 and the Board of Directors has ratified that selection. PricewaterhouseCoopers LLP served in such capacity for the fiscal year most recently completed. A representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting, will be given the opportunity to make a statement, if he or she so desires, and will be available to respond to appropriate questions.


                             AUDIT AND RELATED FEES


Audit Fees

   The aggregate fees billed to Harris Interactive by PricewaterhouseCoopers LLP for the audit of Harris Interactive's annual financial statements for the fiscal year ended June 30, 2002 and for the reviews of the financial statements included in Harris Interactive's quarterly reports on Form 10-Q for such fiscal year totaled $126,400.

Financial Information Systems Design and Implementation Fees

   The aggregate fees billed by PricewaterhouseCoopers LLP to provide advice to Harris Interactive regarding financial information systems design and implementation during the last fiscal year totaled $0.

All Other Fees

   The aggregate fees billed to Harris Interactive by PricewaterhouseCoopers LLP for services rendered to Harris Interactive during the last completed fiscal year, other than the services described above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees," totaled $140,000.

   As of the date of this Proxy Statement, Harris Interactive's current policy is to not engage PricewaterhouseCoopers LLP to provide, among other things, financial information systems design and implementation services, bookkeeping services, appraisal or valuation services, or internal audit services. The policy provides that Harris Interactive may engage PricewaterhouseCoopers LLP to provide audit, tax, and other assurance services, such as review of SEC reports or filings and due diligence procedures performed in connection with mergers or acquisitions.

   The Audit Committee considered and determined that the provision of the services other than the services described under "Audit Fees" is compatible with maintaining the independence of PricewaterhouseCoopers LLP as the Company's independent auditors.

                                 OTHER MATTERS

   At the date of this Proxy Statement, the only business that the Board of Directors intends to present or knows that others will present at the Annual Meeting is as set forth above. If any other matter or matters are properly brought before the Annual Meeting, or any adjournment thereof, it is intended that shares represented by proxies will be voted or not voted by the persons named in the proxies in their discretion.


                          FUTURE STOCKHOLDER PROPOSALS


Advance Notice Procedures

   Under Harris Interactive's bylaws, no business may be brought before an annual meeting unless it is specified in the notice of the meeting (which includes stockholder proposals that Harris Interactive is required to include in its proxy statement pursuant to Rule 14a-8 under the Securities Exchange
Act) or is otherwise brought before the meeting by or at the direction of Harris Interactive's Board of Directors or by a stockholder entitled to vote who has delivered notice to Harris Interactive (containing certain information specified in the bylaws) not less than 90 nor more than 120 days prior to the first anniversary of the date on which Harris Interactive first mailed this Proxy Statement and form of proxy. These requirements are separate from and in addition to the SEC's requirements that a stockholder must meet in order to have a stockholder proposal included in Harris Interactive's proxy statement.

Stockholder Proposals for the 2003 Annual Meeting

   Stockholders interested in submitting a proposal for inclusion in the proxy materials for Harris Interactive's annual meeting of stockholders in 2003 may do so by following the procedures prescribed in SEC Rule 14a-8. To be eligible for inclusion, stockholder proposals must be received by Harris Interactive's Corporate Secretary no later than June 17, 2003.


                             AUDIT COMMITTEE REPORT

   The information contained in this Audit Committee Report shall not be deemed to be "soliciting material" or to be "filed" with the SEC or subject to the liabilities of Section 18 of the Securities Exchange Act, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act or the Securities Exchange Act. The information contained in this Audit Committee Report shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Securities Exchange Act, except to the extent Harris Interactive specifically incorporates it by reference.

   The Audit Committee of Harris Interactive's Board of Directors retains auditors, reviews the financial reporting process, the system of internal control, the audit process and Harris Interactive's process for monitoring compliance with laws and regulations. During fiscal year June 30, 2002, Harris Interactive's Audit Committee members, Benjamin D. Addoms, Thomas D. Berman, David Brodsky and Howard L. Shecter, were "independent directors" as defined in Rule 4200(a)(14) of the National Association of Securities Dealers Listing Standards.

   Harris Interactive's Board of Directors adopted an amended written charter for Harris Interactive's Audit Committee on April 30, 2002, which is attached as Appendix "A" to this Proxy Statement.

   The Audit Committee reviewed and discussed Harris Interactive's audited financial statements for its fiscal year ended June 30, 2002 with Harris Interactive's Board of Directors and management. In addition, Harris Interactive's Audit Committee discussed with PricewaterhouseCoopers LLP, Harris Interactive's independent auditors, the matters required to be discussed by Statement of Auditing Standard No. 61. The Audit Committee received from PricewaterhouseCoopers the written disclosures required by Independence Standards Board Standard No. 1 and discussed with them their independence. Based on the Audit Committee's review of the audited financial statements and the foregoing discussions, Harris Interactive's Audit Committee recommended to Harris Interactive's Board of Directors that the audited financial statements of Harris Interactive be included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2002.

   Submitted by the Audit Committee of the Company's Board of Directors:

                                Mr. David Brodsky (Chair)
                                Mr. Thomas D. Berman
                                Mr. Benjamin D. Addoms
                                Mr. Howard L. Shecter


                           ANNUAL REPORT ON FORM 10-K


   A copy of Harris Interactive's Annual Report on Form 10-K for the fiscal year ended June 30, 2002 (without exhibits) is being distributed with this Proxy Statement. The Annual Report on Form 10-K is also available, without charge, by writing or telephoning to Mr. Bruce A. Newman, Corporate Secretary, 135 Corporate Woods, Rochester, New York 14623; telephone 585-272-8400. In addition, the report (with exhibits) is available at the SEC's Internet site (http://www.sec.gov).

                                   APPENDIX A
                            HARRIS INTERACTIVE INC.
                   AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                                    CHARTER


I. PURPOSE; POWERS, POLICY

   The Audit Committee is appointed by the Board of Directors to provide assistance to the Board of Directors in fulfilling its oversight responsibility to shareholders, potential shareholders, the investment community, and others relating to accounting and reporting practices of the Corporation. The Audit Committee's primary duties and responsibilities are to:

     (1) monitor that management has maintained the integrity of the accounting policies, financial reporting, and disclosure practices of the Corporation,

     (2) monitor the processes established and maintained by management to assure that an adequate system of internal accounting and financial control is functioning within the Corporation,

     (3) oversee the independence and performance of the Corporation's independent auditors and make recommendations to the Board of Directors regarding their appointment or termination,

     (4) oversee that free and open communications are maintained among the Audit Committee, management, and the Corporation's independent auditors, and

     (5) monitor the processes established and maintained by management to assure corporate compliance, including compliance with the Corporation's Ethics Policy.

   The Audit Committee has the authority to investigate fully any matter it deems necessary in fulfilling its responsibilities, and to that end has the authority to retain, at the Corporation's expense, outside legal counsel and accounting or other experts. The Chief Financial Officer of the Corporation shall provide the Audit Committee with copies of all reports and management letters of the Corporation's independent auditors, as well as governmental requests, examinations, and the Corporation's responses to the same.

II.   COMPOSITION

   The Audit Committee shall be comprised of three or more directors, as determined by the Board. Each member shall be an independent director and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee. All members of the Audit Committee shall meet any applicable requirements of The National Association of Securities Dealers and shall have a working familiarity with basic finance and accounting practices including an ability to read and understand financial statements. At least one member of the Audit Committee shall have employment experience in accounting or finance, professional certification in accounting, or other comparable experience or background which results in the member's financial sophistication.

   The members of the Audit Committee shall be elected by the Board at the annual organizational meeting of the Board. Unless a Chairperson is elected by the full Board, the members of the Audit Committee may designate a Chairperson by majority vote of the full Audit Committee membership.

III.  MEETINGS

   The Audit Committee shall meet at least annually and at such other times, generally quarterly, as circumstances dictate.

   As part of its job to foster open communication, the Audit Committee shall meet at least annually with each of management and the independent accountants in order to review any matters either of these groups believes should be discussed privately. The Committee also may choose to meet in executive session.

IV.   RESPONSIBILITIES AND DUTIES

   The Audit Committee's responsibility is one of monitoring, oversight, and reporting the results of its activities to the Board. While the Audit Committee has the responsibilities and powers set forth in this

Charter, management and the Corporation's independent auditors have more time, expertise, and complete information than the members of the Audit Committee. Management is responsible for preparing the Corporation's financial statements and the independent auditors are responsible for auditing those financial statements. It is not the responsibility of the Audit Committee to conduct audits, or to provide expert assurances that the Corporation's financial statements are complete, accurate, and in accordance with generally accepted accounting principles.

   The Audit Committee shall engage in such activities from time to time as are reasonably necessary or appropriate in order to fulfill its responsibilities and duties, including among others the following.

Charter Review

     (1) The Audit Committee shall review and reassess, at least annually, the adequacy of this Charter, make recommendations regarding amendments to the Board as conditions dictate, and assure publication of the Charter as approved by the Board in accordance with SEC regulations.

Independent Accountants

     (2) The Board shall have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor. The independent auditors are ultimately accountable to the Audit Committee and the entire Board for their audit of the financial statements and of the Corporation. To these ends, the Audit Committee shall review the performance of the independent auditors and make recommendations to the Board regarding appointment or termination.

     (3) The Audit Committee shall oversee independence of the Corporation's independent auditors, including assuring receipt from the auditors, on a periodic basis, of a formal written statement delineating all relationships between the auditors and the Corporation consistent with Independence Standard Board Statement No. 1. On at least an annual basis, the Audit Committee should review and discuss with the independent auditors and the Board all significant relationships or services such auditors have with or provide to the Corporation that may impact the objectivity and independence of the auditors. The Audit Committee may recommend, if necessary, that the Board take actions to address issues related to the auditor's independence.

     (4) The Audit Committee shall meet, at least annually, separately with each of management and the independent auditors to discuss any significant difficulties encountered during the course of the audit, including any restrictions on the scope of the work or access to required information.

     (5) The Audit Committee shall review any significant disagreement among management and the independent auditors in connection with the preparation of the financial statements.

     (6) The Audit Committee shall discuss the overall scope and plans for the annual audit with management and the independent auditors.

Financial Reporting Process

     (7) The Audit Committee shall review disclosure and documentation of the Corporation's significant accounting policies involving judgments. Among others, the Audit Committee shall establish regular systems of reporting to the Audit Committee by management and the independent accountants regarding any significant judgments made in management's preparation of the financial statements.

     (8) The Audit Committee shall consider and approve, if appropriate, major changes to the Corporation's accounting principles and practices as proposed by management. Among others, the Audit Committee shall discuss with the independent auditors any significant changes in auditing standards or their audit scope, including any items to be communicated by the auditors in accordance with Statement of Auditing Standards No. 61.

     (9) The Audit Committee shall review with management and the independent auditors the Corporation's annual financial results, reports, and information, including the annual audited financial statements to be included in the Corporation's annual report on Form 10-K and the related opinion of the independent auditors.

     (10) The Audit Committee, or the Chair of the Audit Committee acting on its behalf, shall review with management and the independent auditors the Corporation's quarterly financial results and reports, including earnings releases and the Corporation's quarterly report on Form 10-Q, as well as other financial reports and information made public or filed with regulatory or other authorities.

     (11) The Audit Committee shall annually report to shareholders in the Corporation's annual proxy statement as required by SEC regulations.

     (12) In conjunction with management and the independent auditors, the Audit Committee shall review the integrity of the Corporation's financial controls, systems, and both internal and external reporting processes.

Compliance

     (13) The Audit Committee shall review the Corporation's systems to monitor legal compliance from time to time. Among others, the Audit Committee shall review and, as needs dictate, update the Corporation's Ethics Policy, and shall monitor the processes established and maintained by management to assure compliance with such Policy.

     (14) The Audit Committee shall review with the Corporation's counsel any legal matter that could have a significant impact on the Corporation's business, operations, or financial statements.

                                REVOCABLE PROXY

                            HARRIS INTERACTIVE INC.

                 135 CORPORATE WOODS, ROCHESTER, NEW YORK 14623

      PROXY SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS OF HARRIS INTERACTIVE INC. FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON,
                           MONDAY, NOVEMBER 18, 2002

The undersigned hereby constitutes and appoints Leonard R. Bayer and Bruce A. Newman, and each of them, as proxies (the "Proxies") of the undersigned, with full power of substitution in each, and authorizes each of them to represent and to vote all shares of common stock, par value $0.001 per share, of Harris Interactive Inc. ("Harris Interactive") held of record by the undersigned as of the close of business on September 27, 2002, at the Annual Meeting of Stockholders (the "Meeting") to be held at the Strong Museum, One Manhattan Square, Rochester, New York, on Monday, November 18, 2002 at 5:15 p.m. local time and at any adjournments thereof.

When properly executed, this proxy will be voted in the manner directed herein by the undersigned stockholder(s). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR EACH NOMINEE SET FORTH BELOW IN PROPOSAL 1 ON THE REVERSE SIDE HEREOF AND WITH DISCRETIONARY AUTHORITY ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF. Stockholders of record who plan to attend the Annual Meeting may revoke the proxy by casting their vote at the meeting in person.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement, dated October 15, 2002, and a copy of Harris Interactive's 2002 Annual Report on Form 10-K for the fiscal year ended June 30, 2002. The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Annual Meeting of Stockholders and the Proxy Statement with respect thereto and hereby revoke(s) any proxy or proxies heretofore given.

        PLEASE VOTE, DATE AND SIGN THIS PROXY ON REVERSE SIDE AND RETURN
                       PROMPTLY IN THE ENCLOSED ENVELOPE.

                                        |                                                 |
                                        V Please Detach and Mail in the Envelope Provided V
------------------------------------------------------------------------------------------------------------------------------------


      Please mark your
A |X| vote as in this
      example

                    FOR all               WITHHOLD                 The Board of Directors Recommends a Vote "For" all Nominees
                Nominees listed          AUTHORITY
              (except as indicated     To vote for all              Albert A. Angrisani  2. In their discretion, the Proxies are
                to the contrary)        the Nominees    Nominees:   Gordon S. Black         authorized to vote on such other
1. Election of                                                      James R. Riedman        business as may properly come before the
   Class III          | |                    | |                                            Annual Meeting or any adjournment(s)
   Directors                                                                                thereof.

Instructions: To withhold authority to vote for any                                      PLEASE BE SURE TO SIGN AND DATE THIS PROXY.
individual(s), mark "FOR" and write the nominee's name
on the line below.                                                                       PLEASE SIGN, DATE AND PROMPTLY MAIL YOUR
                                                                                         PROXY.


                                          Date:            , 2002                                            Date:            , 2002
-----------------------------------------       -----------        -----------------------------------------       -----------
       STOCKHOLDER(S) SIGNATURE(S)                                        STOCKHOLDER(S) SIGNATURE(S)


NOTE: Please sign name exactly as shown above. Where there is more than one holder, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation or partnership, the proxy should be executed in the full corporate or partnership name and signed by a duly authorized person, stating his or her title or authority.